Oppenheimer Holdings Inc. First Quarter 2022 Investor Update

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022 (the “2021 10-K”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward- Looking Statements’” of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC on April 29, 2022 (“2022 10-Q1”). Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2021 10-K, the 2022 10-Q1 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Business Overview

Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions.

Oppenheimer Snapshot (as of 3/31/22)	
Listed NYSE Ticker:	OPY
Stockholders' Equity ($M):	$814.4
Market Cap ($M):	$541.3
Book Value per Share:	$66.45
Tangible Book Value per Share:[(1)]	$52.58
Share Price:	$43.58
1Q-22 Earnings per Share (Basic):	$0.75
1Q-22 Earnings per Share (Diluted):	$0.69
P/E Ratio (TTM):	4.24
Dividend Yield (TTM):[(2)]	3.67%
Employees:	2,896
# of Financial Advisors:	993
Retail Branches in the US:	93
Client Assets under Administration ($B):	$117.2
Assets Under Management ($B):	$42.7

$266.0 million

Revenue in 1Q-22

$9.3 million

Net Income in 1Q-22




Europe

- London, UK
- Geneva, Switzerland
- St. Helier, Isle of Jersey
- Munich, Germany


Middle East

- Tel Aviv, Israel


Asia

- Hong Kong, China

(1) Represents book value less goodwill and intangible assets divided by number of shares outstanding.
(2) Includes special dividend of $1.00 per share paid on December 31, 2021 to holders of Class A non-voting and Class B voting common stock.

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Summary Operating Results: 1Q-22 (Unaudited)

OPPENHEIMER

($000's)

REVENUE	For the 3-Months Ended 03/31/22	03/31/21	% Change
Commissions	$ 98,321	$ 113,471	-13.4%
Advisory fees	115,766	104,496	10.8%
Investment banking	38,470	124,501	-69.1%
Bank deposit sweep income	4,354	4,008	8.6%
Interest	9,517	8,666	9.8%
Principal transactions, net	2,364	10,865	-78.2%
Other	(2,764)	7,275	*
Total Revenue	266,028	373,282	-28.7%
EXPENSES			
Compensation and related expenses	186,031	255,601	-27.2%
Non-Compensation related expenses	65,784	65,554	0.4%
Total Expenses	251,815	321,155	-21.6%
Pre-tax Income	14,213	52,127	-72.7%
Net income	$ 9,292	$ 38,658	-76.0%
Earnings per share (Basic)	$ 0.75	$ 3.07	-75.6%
Earnings per share (Diluted)	$ 0.69	$ 2.91	-76.3%

* Percentage change not meaningful.

Highlights

Reduced 1Q-22 gross revenue, net income, and earnings per share reflected a significant decline in industry-wide activity, and lower net revenues in underwriting, trading and M&A fees

Advisory fees increased from the same period last year due to near record assets under management

Compensation expense as a percentage of revenue was higher at **69.9%** during the 1Q-22 vs. **68.5%** in the same period last year

The effective tax rate for the 1Q-22 period was **31.2%** compared with **25.8%** for the prior year period

Client assets under administration and under management were both at near record levels at March 31, 2022 and up from the same point in 2021

Book value and tangible book value per share reached record levels at March 31, 2022

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Select Financial Measures Revenue ($M) Net Income ($M) 159.01,394.0 958.2 1,033.4 1,198.7 123.0 373.3 266.0 28.9 53.0 38.7 9.3 2018 2019 2020 2021 1Q-21 1Q-22 2018 2019 2020 2021 1Q-21 1Q-22 Earnings per Share ($) Stockholders’ Equity ($M) 824 81412.57 2.05 3.82 9.30 11.70 2.91 0.69 2.18 4.10 9.73 3.07 2018 2019 2020 2021 1Q-21 1Q-22 EPS - Diluted EPS - Basic 0.75 545 593 686 2018 2019 2020 2021 3/31/2022 5

Segment Revenue Breakdown 1Q-22 vs. 1Q-21 Revenue Breakdown by Segment ($M) Pre-Tax Income Breakdown by Segment ($M) 1Q-22 1Q -2 1 1Q-21 1Q-21 1Q -2 2 1Q -2 2 6

Wealth Management* Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities Retail Investments Retail Services Advisory Services  Full-Service Brokerage  Investment Policy Design &  Hedge Funds & Fund-of-Funds Implementation  Financial Planning, Retirement Services,  Private Equity Corporate & Executive Services & Trust  Asset Allocation & Portfolio Construction  Private Market Opportunity (Qualified Services  Research, Diligence & Manager Selection Investors only) to source investments  Margin & Securities Lending  Portfolio Monitoring & Reporting across the private markets continuum Wealth Management Revenue ($M) Pre-Tax Income ($M) and Pre-Tax Margin (%) 772 770 $250 30%742 188 178 2018 2019 2020 2021 1Q-21 1Q-22 690 25%$200 20% $150 15% $100 10% $50 5% $0 0% 168 196 194 137 28 34 24% 26% 25% 18% 17% 19% 2018 2019 2020 2021 1Q-21 1Q-22 993 $117.2B $42.7B $0.06B ↑11% Financial Advisors Assets under Assets under Net Positive Client Advisory Fees At 3/31/22 Administration At 3/31/22 Management At 3/31/22 Asset Inflows In 1Q-22 1Q-22 vs. 1Q-21 * Wealth Management includes both Private Client and Asset Management business segments. 7

Capital Markets

A leading capital markets business providing sophisticated investment banking, research and trading solutions

Retail Services

- Sales and Trading
- Equity Research
  - 35+ senior research analysts covering 600+ companies
- Corporate Access (Conferences & NDRs)

Investment Banking

- Mergers & Acquisitions
- Equity Capital Markets
- Debt Capital Markets
- Restructuring & Special Situations

Fixed Income

- Taxable Fixed Income
- Non-Taxable Fixed Income
- Public Finance

$1.2M

Pre-Tax Income

1Q-22

1.4%

Profit Margin

1Q-22

Capital Markets Revenue ($M)



273
291
427
626
184
85
2018
2019
2020
2021
1Q-21
1Q-22

Capital Markets Revenue Breakdown 1Q-22



$ 24.6
29%
1Q-22
$85.1M
$ 43.3
51%
$ 17.2
20%
Institutional Equities
Fixed Income
Investment Banking

Investment Banking Focus Industries



Healthcare



Technology



Consumer & Retail



Transportation & Logistics



Finance & Real Estate



Energy

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9 Capital Structure Conservative risk profile with strong balance sheet Liquidity & Capital As of March 31, 2022 ($ in thousands) Total Assets: $3,019,457 Stockholders’ Equity: $814,391 Long-Term Debt: $125,000 Total Capitalization: $939,391 Debt to Equity Ratio: 15.3% Gross Leverage Ratio(1): 3.7x Broker-Dealer Regulatory Capital ($ in thousands) Regulatory Net Capital: $440,382 Regulatory Excess Net Capital: $411,407  Stockholders’ equity of $814.4 million as of March 31, 2022  Book value ($66.45) and tangible book value ($52.58) per share reached record levels at March 31, 2022  The Board of Directors announced a quarterly dividend in the amount of $0.15 per share payable on May 27, 2022 to holders of Class A non-voting and Class B voting common stock of record on May 13, 2022  Level 3 assets, comprised of auction rate securities, were $31.8 million as of March 31, 2022 Book & Tangible Book Value per Share ($) (1) Total Assets divided by Stockholders’ Equity.

Undisclosed $212,653,008 Healthcare IPO Select 1Q-22 Investment Banking Transactions Undisclosed Consumer Sell-Side M&A Exclusive Financial Advisor March 2022 $14,800,000 Healthcare Confidentially Marketed Follow-On Offering Sole Bookrunner March 2022 Strategic minority stake sale to Financial Institutions Exclusive Financial Advisor March 2022 $79,350,000 Healthcare IPO Lead Manager March 2022 $385,000,000 with Consumer Business Combination Exclusive Financial Advisor February 2022 $316,250,000 Technology IPO Sole Underwriter February 2022 $15,000,000 Healthcare Follow-On Offering & Uplisting Sole Bookrunner February 2022 Undisclosed Financial Institutions Valuation of Portfolio Companies Exclusive Financial Advisor February 2022 Lead Manager January 2022 $4,640,000,000 Technology SPAC Business Combination Capital Markets Advisor January 2022 $155,250,000 Healthcare Follow-On Offering Lead Manager January 2022 $239,680,000 Financial Institutions Follow-On Offering Co-Manager January 2022

1.8x* Historical Financial Ratios Consolidated Adjusted EBITDA ($M) Long-Term Debt to Consolidated Adjusted EBITDA (x) Consolidated Adjusted EBITDA Margin (%) Interest Coverage (x) 11

For more information contact Investor Relations at info@opco.com